UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 24, 2023

Enzo Biochem, Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York

(State or Other Jurisdiction of Incorporation)

001-09974	13-2866202
(Commission File Number)	(IRS Employer Identification No.)

81 Executive Blvd. Suite 3
Farmingdale, New York	11735
(Address of Principal Executive Offices)	(Zip Code)

(212) 583-0100

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	ENZ	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-1 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Form 8-K/A Amendment No. 1 amends the Current Report on Form 8-K of Enzo Biochem, Inc. (the “Company”), filed on July 24, 2023, regarding our sale of certain assets and assignment of certain liabilities of the Company’s clinical laboratory business. The sole purpose of this amendment is to provide the pro forma financial information required by Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(b) Pro Forma Financial Information

This Current Report on Form 8-K provides the Company’s unaudited pro forma condensed consolidated financial information as of and for the nine months ended April 30, 2023 and for the years ended July 31, 2022 and July 31, 2021 and the notes thereto, based upon financial statements prepared in accordance with accounting principles generally accepted in the United States. Such information is filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit	Exhibit Name
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of the Company.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENZO BIOCHEM, INC.

Date: July 28, 2023	By:	/s/ Hamid Erfanian
Hamid Erfanian
Chief Executive Officer

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